Exhibit 99.2 QUARTERLY SUPPLEMENTAL 2Q 2026 ® AT THE VERY HEART OF HEALTHCARE.

On the cover and above: MPT has invested more than $350 million to build a new, state-of-the-art hospital for the Norwood, Massachusetts community following catastrophic flooding that destroyed the former facility in 2020. The 130-bed hospital design is expected to focus on treating acute care conditions. FORWARD-LOOKING STATEMENTS COMPANY OVERVIEW This press release includes forward-looking statements within the meaning Company Information 3 of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, FINANCIAL INFORMATION “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, Reconciliation of Funds from Operations 6 objectives, prospects, asset sales and the expected proceeds and gains therefrom, refinancings (including the Notes offering and the timing of expected proceeds and allocation of proceeds from, such refinancings), Debt Summary 7 tenant arrangements (including master leases and lease restructurings, and the expected timing, anticipated rent and financial impact thereof), Debt Maturities and Debt Metrics 8 among others. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward- PORTFOLIO INFORMATION looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of the causes of action of Prospect Lease and Loan Maturity Schedule 9 Medical Holdings, Inc. (“Prospect”), which serve as collateral for debtor-in- possession and other fundings provided by MPT that remain outstanding, Total Assets and Revenues and of other recoveries in respect of the Company’s remaining Prospect investment, will not be consistent with those anticipated by the Company; by Asset Type, Operator, State and Country 10 (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and Rent Coverage 13 investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions Summary of Active Developments do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a and Capital Addition Projects 15 reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability FINANCIAL STATEMENTS to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition Consolidated Statements of Income 16 and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and Consolidated Balance Sheets 17 operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the Investments in Unconsolidated Real Estate operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are Joint Ventures 18 unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our Investments in Unconsolidated Operating Entities 19 tenants will be negatively impacted by changes to Medicaid funding introduced by the OBBBA; (xi) the risks and uncertainties of litigation or Appendix - Non-GAAP Reconciliations 20 other regulatory proceedings; (xii) the impact of any governmental actions affecting our properties. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026 2

As of June 30, 2026. COMPANY OVERVIEW edical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions and M real estate investment trust formed in 2003 recapitalizations and allows operators of hospitals to acquire and develop net-leased hospital facilities. to unlock the value of their real estate assets to From its inception in Birmingham, Alabama, the fund facility improvements, technology upgrades Company has grown to become one of the world’s and other investments in operations. largest owners of hospital real estate. 373 51 ~38,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026 3

MPT Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart MPT.com C. Reynolds Thompson, III MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026 4

INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equiniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Norwood Hospital - Norwood, Massachusetts. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026 5

FINANCIAL INFORMATION RECONCILIATION OF NET (LOSS) INCOME TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 FFO INFORMATION: Net (loss) income attributable to MPT common stockholders $ (2,595) $ (98,357) $ 30, 232 $ (216,632) Participating securities' share in earnings (407) (224) (868) (341) Net (loss) income, less participating securities' share in earnings $ (3,002) $ (98,581) $ 29, 364 $ (216,973) Depreciation and amortization 86 ,021 81 ,332 17 1,903 15 8,223 Gain on sale of real estate (6,554) (5,212) (4,538) (13,271) Real estate impairment charges (recoveries) 1,605 (17,715) 10 ,642 47 ,968 Funds from operations $ 78, 070 $ (40,176) $ 207,371 $ (24,053) Other impairment charges, net 15 ,324 19 ,613 25 ,793 33 ,511 Litigation, bankruptcy and other costs 1, 435 2,156 3, 067 12 ,203 (A) (4,825) (9,540) (13,287) Share-based compensation (fair value adjustments) (13) Non-cash fair value adjustments 2, 235 10 8,827 (3,333) 13 5,436 Tax rate changes and other - 19 (45,155) 1,121 Debt refinancing and unutilized financing costs - 46 3 - 4,259 Normalized funds from operations $ 92, 239 $ 81, 362 $ 174,456 $ 162,464 Certain non-cash and related recovery information: (A) $ 9, 686 $ 10 ,397 $ 18 ,721 $ 18 ,535 Share-based compensation Debt costs amortization $ 7, 119 $ 6,984 $ 14 ,666 $ 12 ,990 (B) $ 279 $ - $ 627 $ - Non-cash rent and interest revenue (C) Cash recoveries of non-cash rent and interest revenue $ - $ 538 $ 210 $ 1, 064 Straight-line rent revenue from operating and finance leases $ (35,248) $ (42,638) $ (71,727) $ (85,257) PER DILUTED SHARE DATA: Net (loss) income, less participating securities' share in earnings $ (0.01) $ (0.16) $ 0. 05 $ (0.36) Depreciation and amortization 0. 15 0. 13 0. 29 0. 26 Gain loss on sale of real estate (0.01) (0.01) (0.01) (0.02) Real estate impairment charges (recoveries) - (0.03) 0. 02 0. 08 Funds from operations $ 0. 13 $ (0.07) $ 0. 35 $ (0.04) Other impairment charges, net 0. 03 0. 04 0. 04 0. 05 Litigation, bankruptcy and other costs - - 0. 01 0. 02 (A) Share-based compensation (fair value adjustments) (0.01) (0.02) (0.02) - Non-cash fair value adjustments - 0. 19 (0.01) 0. 23 Tax rate changes and other - - (0.08) - Debt refinancing and unutilized financing costs - - - 0. 01 Normalized funds from operations $ 0. 15 $ 0. 14 $ 0. 29 $ 0. 27 Certain non-cash and related recovery information: (A) $ 0. 03 Share-based compensation $ 0.02 $ 0.02 $ 0.03 $ 0. 02 Debt costs amortization $ 0.01 $ 0.01 $ 0.02 (B) Non-cash rent and interest revenue $ - $ - $ - $ - (C) $ - Cash recoveries of non-cash rent and interest revenue $ - $ - $ - Straight-line rent revenue from operating and finance leases $ (0.06) $ (0.07) $ (0.12) $ (0.14) Notes: Investors and analysts following the real estate industry utilize funds from operations ( FFO ) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the Earnings from equity interests line on the consolidated statements of income. (A)Totalshare-basedcompensationexpenseis$4.9millionand$0.9millionfor thethreemonthsendedJune30,2026and2025,respectively,and$5.4million and$18.5millionforthesixmonthsendedJune30,2026and 2025, respectively, (including certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and remeasured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects additional expense of $4.8 million and $9.5 million in the threemonths ended June30, 2026 and 2025, respectively, and $13.3 million and less than $0.1 million in the six months ended June 30, 2026 and 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) of $9.7 million and $10.4 million for thethreemonthsendedJune30,2026and2025,respectively,and$18.7million and$18.5million forthesixmonthsendedJune30,2026and2025,respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind ( PIK ) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. 6 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

FINANCIAL INFORMATION (As of June 30, 2026) ($ amounts in thousands) (A) DEBT SUMMARY Debt Instrument Rate Type Rate Balance (B)(C) Variable 5.184% $ 718,544 2026 Secured Credit Facility Revolver 2027 Secured Term Loan Variable 5.994% 200,000 (C) 0.993% Notes Due 2026 (€500M) Fixed 0.993% 571,100 5.000% Notes Due 2027 Fixed 5.000% 1, 400,000 (C) 3.692% Notes Due 2028 (£600M) Fixed 3.692% 795,720 4.625% Notes Due 2029 Fixed 4.625% 900,000 (C) Fixed 3.375% 464,170 3.375% Notes Due 2030 (£350M) 3.500% Notes Due 2031 Fixed 3.500% 1, 300,000 (C) Fixed 7.000% 1, 142,200 7.000% Secured Notes Due 2032 (€1B) 8.500% Secured Notes Due 2032 Fixed 8.500% 1, 500,000 (C) Fixed 6.877% 837,335 2034 Secured GBP Term Loan (£631M) $ 9,829,069 Debt issuance costs and discount (124,073) Weighted average rate 5.369% $ 9,704,996 Variable 9% Fixed 91% (A) Schedule is as of June 30, 2026, and does not contemplate the effect of the debt refinancing transaction announced in the press release dated August 10, 2026. (B) We extended the maturity of our revolver to December 30, 2026. It can be extended for an additional six months at that time, subject to the satisfaction of certain other conditions. $200 million was repaid on July 1, 2026. (C) Non-USD denominated debt converted to U.S. dollars at June 30, 2026. 7 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

FINANCIAL INFORMATION (As of June 30, 2026) ($ amounts in thousands) (A) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total (B) 2026 $ 571,100 $ 718,544 $ 1,289,644 13.1% 2027 1 ,400,000 2 00,000 1 ,600,000 16.3% 2028 795,720 - 795,720 8.1% 2029 900,000 - 900,000 9.2% 2030 464,170 - 464,170 4.7% 2031 1 ,300,000 - 1 ,300,000 13.2% 2032 2 ,642,200 - 2 ,642,200 26.9% 2033 - - - - 2034 - 8 37,335 837,335 8.5% Totals $ 8,073,190 $ 1, 755,879 $ 9,829,069 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5 ,100,000 $ 740,000 $ 5,840,000 59.4% British pound sterling 1 ,259,890 8 37,335 2 ,097,225 21.3% Euros 1 ,713,300 1 14,220 1 ,827,520 18.6% Swiss francs - 64,324 6 4,324 0.7% Totals $ 8,073,190 $ 1, 755,879 $ 9,829,069 100.0% (C) DEBT METRICS For the Three Months Ended June 30, 2026 Adjusted Net Debt to Annualized EBITDAre Ratios: Adjusted Net Debt $ 8,749,474 Adjusted Annualized EBITDAre $ 9 81,260 Adjusted Net Debt to Adjusted Annualized EBITDAre Ratio 8.9x Adjusted Net Debt $ 8,749,474 Transaction Adjusted Annualized EBITDAre $ 9 75,456 Adjusted Net Debt to Transaction Adjusted Annualized EBITDAre Ratio 9.0x Leverage Ratio: Unsecured Debt $ 5,430,990 Secured Debt 4,398,079 Total Debt $ 9,829,069 (D) Total Gross Assets $ 1 6,502,209 Financial Leverage 59.6% Interest Coverage Ratio: Interest Expense $ 1 35,262 Capitalized Interest 1,343 Debt Costs Amortization (6,565) Total Interest $ 1 30,040 Adjusted EBITDAre $ 2 45,315 Adjusted Interest Coverage Ratio 1.9x (A) Schedule is as of June 30, 2026, and does not contemplate the effect of the debt refinancing transaction announced in the press release dated August 10, 2026. (B) We extended the maturity of our revolver to December 30, 2026. It can be extended for an additional six months at that time, subject to the satisfaction of certain other conditions. $200 million was repaid on July 1, 2026. (C) Not intended to reflect covenants per debt agreements. (D) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization, including approximately $7 million of corporate real estate accumulated depreciation included in other assets on our consolidated balance sheets. See appendix for reconciliation of Non-GAAP financial measures. 8 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION (A) LEASE AND LOAN MATURITY SCHEDULE (As of June 30, 2026) ($ amounts in thousands) Percentage of Total (B) (C) (D) Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 234 0.0% 1 3,782 2027 0.3% 2028 5 8,046 0.7% 4 16,439 2029 1.5% 2030 10 7,301 0.7% 4 4,896 2031 0.4% 21 62,279 2032 5.6% 5 6,201 2033 0.6% 4 21,343 2034 1.9% 2035 7 28,115 2.5% 300 961,940 Thereafter 85.8% 362 # $ 1,120,576 100.0% Percentage of total base rent/interest 100% 85.8% 90% 80% 70% 60% 50% 40% 30% 20% 5.6% 10% 2.5% 1.5% 1.9% 0.3% 0.7% 0.7% 0.4% 0.6% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of June 30, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. 9 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (June 30, 2026) ($ amounts in thousands) Total Percentage of Q2 2026 Percentage of Asset Types Properties (A) Total Assets Revenues Q2 2026 Revenues Assets General Acute Care Hospitals 160 $ 8,745,376 59.3% $ 162, 523 62.7% Behavioral Health Facilities 68 2, 393,777 16.2% 55, 090 21.2% Post Acute Care Facilities 128 1, 651,316 11.2% 39, 359 15.2% Freestanding ER/Urgent Care Facilities 17 95, 733 0.7% 2,311 0.9% Other - 1, 861,538 12.6% - - Total 373 $ 14,747,740 100.0% $ 259, 283 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 13% 1% 1% General Acute Care Hospitals 15% 11% Behavioral Health Facilities 59% 21% Post Acute Care Facilities 16% 63% Freestanding ER/Urgent Care Facilities Other DOMESTIC REVENUES BY ASSET TYPE DOMESTIC ASSETS BY ASSET TYPE 13% 2% 1% General Acute Care Hospitals 21% Behavioral Health Facilities 13% 61% Post Acute Care Facilities 15% 62% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. 10 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION TOTAL ASSETS - LARGEST INDIVIDUAL FACILITY (June 30, 2026) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its Largest Individual tenants. Each facility is underwritten for characteristics that make the Facility as a Percentage Operators (A) infrastructure attractive to any experienced, competent operator - not just of Total Assets the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be 1.3% Circle Health attractive to a replacement operator, should we find it necessary to 0.9% Priory Group transition. Such underwriting characteristics include: 1.8% Healthcare Systems of America 1.8% Swiss Medical Network Physical Quality Financial 0.5% Lifepoint Behavioral Health 1.5% 46 operators Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio Demographics Competition and Market TOTAL ASSETS AND REVENUES BY OPERATOR (June 30, 2026) ($ amounts in thousands) Total Percentage of Q2 2026 Percentage of Operators Properties (A) Assets Total Assets Revenues Q2 2026 Revenues Circle Health 36 $ 2, 060,659 14.0% $ 54, 699 21.1% Priory Group 37 1,269,486 8.6% 27,369 10.6% Healthcare Systems of America 8 1,258,884 8.5% 23,271 9.0% Swiss Medical Network 19 860, 136 5.8% 852 0.3% Lifepoint Behavioral Health 19 797, 333 5.4% 20,886 8.1% Lifepoint Health 11 759, 428 5.1% 18,369 7.1% MEDIAN 82 673, 556 4.6% 9, 251 3.6% Ernest Health 28 615, 530 4.2% 19,840 7.7% NOR Healthcare Systems 6 526, 024 3.6% 1, 014 0.4% Ramsay Health Care 8 394, 385 2.7% 6, 836 2.6% 41 operators 119 3,670,781 24.9% 76,896 29.5% Other - 1,861,538 12.6% - - Total 373 $ 14,747,740 100.0% $ 259, 283 100.0% (A) Reflects total assets on our consolidated balance sheets. 11 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (June 30, 2026) ($ amounts in thousands) Total Percentage of Q2 2026 Percentage of U.S. States and Other Countries Properties (A) Total Assets Revenues Q2 2026 Revenues Assets Texas 40 $ 1,379,139 9.4% $ 28,394 11.0% California 17 1, 025,370 7.0% 17, 817 6.9% Florida 6 903,251 6.1% 15, 038 5.8% Arizona 8 325,519 2.2% 9,439 3.6% Ohio 9 303,695 2.1% 6,419 2.5% 25 Other States 69 2, 467,712 16.7% 65, 739 25.3% Other - 962,378 - 6.5% - United States 149 $ 7, 367,064 50.0% $ 142, 846 55.1% United Kingdom 92 $ 4,069,802 27.6% $ 95,943 37.0% Switzerland 19 860,136 5.8% 852 0.3% Germany 86 745,882 5.1% 11, 478 4.4% 3,273 Spain 9 309,269 2.1% 1.3% Other Countries 18 496,427 3.3% 4,891 1.9% - - - Other 899,160 6.1% International 224 $ 7, 380,676 50.0% $ 116, 437 44.9% Total 373 $ 14,747,740 100.0% $ 259, 283 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 2% 6% 1% 3% 1% 2% United States 4% 5% United Kingdom 6% Switzerland 50% 37% Germany 55% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 6% 10% California 11% Florida 25% Arizona 7% 17% 7% Ohio 25 Other States 6% 6% Other 2% 2% 4% 2% 12 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION (A)(B) TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 2.9x 3.00x 2.8x 2.6x 2.5x 2.50x 2.4x 2.4x 2.4x 2.1x 2.00x 1.9x 1.6x 1.4x 1.50x 1.00x 0.50x 0.00x (C) General Acute Care Hospitals Post Acute Care Facilities Behavioral Health Total Portfolio Facilities Q1 2025 TTM Q4 2025 TTM Q1 2026 TTM (D) % of Total Assets 59.3% 11.2% 16.2% 86.7% Notes: All data presented is on a trailing twelve month ( TTM ) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and March 31, 2026. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT's rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT's tenants. Where MPT owns assets through unconsolidated joint ventures, MPT's proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) Reflects percentage of total assets on June 30, 2026 consolidated balance sheet. 13 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) TTM EBITDARM Rent Coverage Tenant Primary Property Type (A) (in thousands) 1.4x Priory Group $ 1,224,170 Behavioral MEDIAN 673, 556 Post Acute 2.3x Ernest Health 615, 530 Post Acute 2.5x Swiss Medical Network 593, 592 General Acute 2.0x 2.1x Aspris Children’s Services 241, 808 Behavioral 5.6x Surgery Partners 214, 471 General Acute 193, 421 General Acute 3.0x Pipeline Health System Prime Healthcare 154, 757 General Acute 2.2x Vibra Healthcare 150, 993 Post Acute 2.8x 2.1x IMED Hospitales 129, 058 General Acute 2.7x Other Reporting Tenants 620, 500 Various Total $ 4,811,856 2.5x Net Investment TTM EBITDARM Rent Coverage Tenant Primary Property Type (A) (in thousands) 2.6x International Operator 1 $ 2,015,231 General Acute Domestic Operator 1 448, 417 General Acute 1.7x Domestic Operator 2 157, 436 General Acute 2.1x Domestic Operator 3 797, 333 Behavioral 1.3x 9.4x Domestic Operator 4 78,197 General Acute 2.4x Total $ 3,496,614 PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant Primary Property Type Comments (A) (in thousands) U.S. hospital operator with eight community hospitals across Healthcare Systems of America $ 1,107,736 General Acute three states U.S. hospital operator with four general acute and two NOR Healthcare Systems 502, 679 General Acute behavioral health hospitals in California One of the largest healthcare operators in the world; Parent Ramsay Health Care 394, 385 General Acute guaranty; Investment grade-rated Pihlajalinna 211, 649 General Acute One of Finland's leading providers of social and health services One of the largest nonprofit healthcare operators in the U.S.; 170, 952 CommonSpirit Health General Acute Investment grade-rated One of Arizona’s largest nonprofit healthcare systems; HonorHealth 130, 025 General Acute Investment grade-rated U.S. hospital operator with eleven community hospitals across Quorum Health 117, 922 General Acute nine states U.S. hospital operator with investment grade-rating and largest Saint Luke's - Kansas City 116, 960 General Acute nonprofit healthcare organization in Missouri 85,014 Single-payor government entity in UK NHS General Acute U.S. hospital operator with five medical centers across four Insight Health 48,568 General Acute states U.S. hospital operator with nine behavioral health hospitals; NeuroPsychiatric Hospitals 25,422 Behavioral Parent guaranty 23,744 General Acute Publicly-traded U.S. hospital operator Community Health Systems U.S. hospital operator focused on turnaround opportunities Tenor Health 20,111 General Acute AHRK Holdings 7, 537 General Acute U.S. hospital operator with two community hospitals in Texas Total $ 2,962,704 Above data represents approximately 90% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month ( TTM ) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and March 31, 2026. (A) Investment figures exclude equity investments in operating companies, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. 14 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

PORTFOLIO INFORMATION (A) SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF June 30, 2026 (Amounts in thousands) Costs Incurred as of Estimated Construction Operator Location Commitment Cost Remaining June 30, 2026 Completion Date IMED Spain $ 44 ,791 $ 44,612 $ 179 3Q26 IMED Spain 65,310 55,674 9,636 4Q26 NOR Healthcare Systems California 24,333 1,411 22,922 4Q27 Healthcare Systems of America Florida 43,500 7,171 36,329 1Q28 19,000 Healthcare Systems of America Louisiana 740 18,260 2Q28 $ 196, 934 $ 109,608 $ 87,326 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of June 30, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure and elevators at Norwood), approximates between $5 million and $10 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. 15 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 REVENUES Rent billed $ 203,400 $ 177,860 $ 400,920 $ 343,050 Straight-line rent 33, 308 39, 665 67, 504 79, 792 Income from financing leases 10, 081 9,923 20, 145 19, 828 Interest and other income 12, 494 12, 911 22, 779 21, 488 Total revenues 259,283 240,359 511,348 464,158 EXPENSES Interest 135,262 129,709 268,592 245,510 Real estate depreciation and amortization 69, 453 66, 717 139,170 131,289 (A) 11, 202 10, 863 21, 142 17, 898 Property-related General and administrative 34, 771 26, 197 66, 976 68, 108 Total expenses 250,688 233,486 495,880 462,805 OTHER (EXPENSE) INCOME Gain on sale of real estate 6,462 5,212 5,672 13, 271 Real estate and other impairment charges, net (16,768) (1,421) (35,800) (77,523) Earnings from equity interests 11, 408 25, 324 27, 147 39, 310 Debt refinancing and unutilized financing benefit (costs) - 181 - (3,615) Other (including fair value adjustments on securities) (1,908) (124,434) (4,413) (169,640) Total other expense (806) (95,138) (7,394) (198,197) Income (loss) before income tax 7,789 (88,265) 8,074 (196,844) Income tax (expense) benefit (10,077) (9,803) 22, 745 (19,240) Net (loss) income (2,288) (98,068) 30, 819 (216,084) Net income attributable to non-controlling interests (307) (289) (587) (548) Net (loss) income attributable to MPT common stockholders $ (2,595) $ (98,357) $ 30,232 $ (216,632) EARNINGS PER COMMON SHARE - BASIC AND DILUTED Net (loss) income attributable to MPT common stockholders $ (0.01) $ (0.16) $ 0.05 $ (0.36) WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC 597,961 600,814 597,838 600,733 WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED 597,961 600,814 597,838 600,733 $ - DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 $ 0.18 $ 0.16 (A) Includes $4.4 million and $5.1 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended June 30, 2026 and 2025, respectively, and $6.3 million and $7.1 million for the six months ended June 30, 2026 and 2025, respectively. 16 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) June 30, 2026 December 31, 2025 (A) (Unaudited) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,147,484 $ 12,205,687 Investment in financing leases 382,986 421,684 Mortgage loans 131,157 123,651 Gross investment in real estate assets 1 2,661,627 1 2,751,022 Accumulated depreciation and amortization (1,747,295) (1,663,056) Net investment in real estate assets 1 0,914,332 1 1,087,966 Cash and cash equivalents 396,558 540,859 Interest and rent receivables 1 8,391 1 9,210 Straight-line rent receivables 927,465 881,452 Investments in unconsolidated real estate joint ventures 1,371,657 1,399,777 Investments in unconsolidated operating entities 313,703 322,179 Other loans 286,510 186,292 Other assets 519,124 564,040 Total Assets $ 14,747,740 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9 ,704,996 $ 9 ,697,835 Accounts payable and accrued expenses 430,084 549,105 Deferred revenue 1 7,052 1 9,289 Obligations to tenants and other lease liabilities 9 5,705 128,297 Total Liabilities 10,247,837 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - - Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding — 596,786 shares at June 30, 2026 and 597,008 shares at December 31, 2025 597 597 Additional paid-in capital 8,577,506 8,573,396 Retained deficit (4,214,216) (4,136,011) Accumulated other comprehensive income 134,962 168,213 Total Medical Properties Trust, Inc. stockholders' equity 4,498,849 4,606,195 Non-controlling interests 1,054 1,054 Total Equity 4,499,903 4,607,249 Total Liabilities and Equity $ 14,747,740 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. 17 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended June 30, 2026) (Unaudited) ($ amounts in thousands) Swiss Medical Policlinico di HM MPT Pro Rata (B) (D) MEDIAN CommonSpirit Total (C) (E) (F) Network Monza Hospitales Share Gross real estate $ 2,038,066 $ 1,856,537 $ 1,479,521 $ 191,453 $ 386,713 $ 5,952,290 $ 2,961,947 Cash 24,014 1, 016 4, 304 20,788 2, 303 52,425 25,228 Accumulated depreciation and amortization (371,619) (255,690) - (45,442) (54,893) (727,644) (412,624) Other assets 122, 824 83,118 8, 537 5, 249 11,390 231,118 129,616 Total Assets $ 1,813,285 $ 1,684,981 $ 1,492,362 $ 172,048 $ 345,513 $ 5,508,189 $ 2,704,167 Debt (third party) $ 1,135,228 $ 770,964 $ 688,313 $ 770,000 $ 14, 278 $ 148,448 $ 2,392,003 Other liabilities 114, 519 130, 592 39,920 100 85,220 370,351 197,282 (A) Equity and shareholder loans 927, 802 866, 076 682, 442 157, 670 111, 845 2,745,835 1,371,657 Total Liabilities and Equity $ 1,813,285 $ 1,684,981 $ 1,492,362 $ 172,048 $ 345,513 $ 5,508,189 $ 2,704,167 MPT share of real estate joint venture 50% 70% 25% 50% 45% Total $ 463,901 $ 607,639 $ 170,952 $ 78,835 $ 50,330 $ 1,371,657 Swiss Medical Policlinico di HM MPT Pro Rata (B) (D) MEDIAN CommonSpirit Total (C) (E) (F) Network Monza Hospitales Share Total revenues $ 37, 070 $ 23, 350 $ 25, 611 $ 4,881 $ 4,242 $ 95, 154 $ 45, 682 Other expenses (income): Property-related $ 1,125 $ 1,475 $ 49 $ 918 $ 13 $ 3,580 $ 2,074 Interest 37,871 20,870 3, 548 12,857 - 596 16,413 Real estate depreciation and amortization 12,219 10,616 - 1, 124 2, 215 26,174 15,117 General and administrative 815 409 - (82) 17 1, 159 661 Fair value adjustments - - (6,569) - - (6,569) (1,646) Gain on sale of real estate - - (364) - - (364) (92) Income and other taxes 1, 542 1, 116 - - 357 3, 015 1,715 Non-controlling interest expense 34 - - 34 - - 9 Total other expenses (income) $ 36, 571 $ 17, 164 $ 6,007 $ 1,960 $ 3,198 $ 64, 900 $ 34, 251 Net income $ 499 $ 6, 186 $ 19,604 $ 2, 921 $ 1, 044 $ 30,254 $ 11, 431 MPT share of real estate joint venture 50% 70% 25% 50% 45% (G) Earnings from equity interests $ 250 $ 4,340 $ 4,911 $ 1,460 $ 470 $ 11,431 (A) Includes a €309 million loan from both shareholders. (B) MPT managed joint venture of 71-owned German facilities that are fully leased. (C) Represents ownership in Infracore, which owns and leases 18 Switzerland facilities. We also have one Infracore facility currently under development. On July 9, 2026, Infracore completed an initial public offering on the SIX Swiss Exchange. As part of this, we sold approximately 0.7 million shares reducing our investment in Infracore to 48.5%. (D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures the underlying investments at fair value. For this quarter, our share of the joint venture's favorable fair value adjustment was $1.6 million, primarily related to their interest rate swap. (E) Represents ownership in eight Italian facilities that are fully leased. (F) Represents ownership in two Spanish facilities that are fully leased. (G) Excludes $23,000 of amortization of equity investment costs. 18 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES (Amounts in thousands) OPERATING ENTITY INVESTMENT FRAMEWORK MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations. • Passive investments typically needed in order to acquire the larger real estate • Certain of these investments entitle us to customary minority rights and transactions. protections. • Cash payments go to previous owner and not to the tenant, with limited • Typically, no additional operating loss exposure beyond our investment. exceptions. • Proven track record of successful investments, including Ernest Health, Capella • Operators are vetted as part of our overall underwriting process. Healthcare and Springstone. • Potential for outsized returns and organic growth. Investment Ownership Operator as of Structure Interest June 30, 2026 Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated Swiss Medical Network $ 193, 666 8.9% loan facility. Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our Aevis 58, 831 4.6% original investment of CHF 47 million is marked-to-market quarterly. In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, proceeds of which 45, 316 9.2% Priory Group were paid to the former owner. Includes our passive equity ownership interest in Aspris, a spin-off of Priory's education and children's 15, 890 9.2% Aspris services line of business. Total $ 313,703 INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS 7% 2% 93% Unconsolidated Operating Entities All Other Assets 98% 19 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

APPENDIX - NON-GAAP RECONCILIATIONS ADJUSTED NET DEBT/ANNUALIZED EBITDAre (Unaudited) (Amounts in thousands) For the Three Months Ended June 30, 2026 ADJUSTED EBITDAre RECONCILIATION Net loss $ (2,288) Add back: Interest 1 35,262 Income tax 10,077 Depreciation and amortization 73,625 Gain on sale of real estate (6,554) Real estate impairment charges 1,605 Adjustment to reflect MPT's share of unlevered EBITDAre (A) from unconsolidated real estate joint ventures 9,733 2Q 2026 EBITDAre $ 2 21,460 Share-based compensation 4,861 Other impairment charges, net 15,324 Litigation, bankruptcy and other costs 1,435 Non-cash fair value adjustments 2,235 Annualized 2Q 2026 Adjusted EBITDAre $ 2 45,315 $ 981,260 (B) Adjustments for mid-quarter investment activity (1,451) 2Q 2026 Transaction Adjusted EBITDAre $ 2 43,864 $ 975,456 ADJUSTED NET DEBT RECONCILIATION Total debt at June 30, 2026 $ 9,704,996 Less: Cash at June 30, 2026 (396,558) Less: Cash funded for development and capital (C) (558,964) addition projects at June 30, 2026 Adjusted Net Debt $ 8,749,474 Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDAre as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDAre are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDAre from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent (but will generate a return once completed) to derive Adjusted Net Debt. We adjust Adjusted EBITDAre for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDAre. Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDAre, and Transaction Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. (A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDAre and net debt. (B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs. (C) Excluded development and capital improvement projects that are in process and not yet generating a cash return. 20 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026

10500 Liberty Parkway Birmingham, AL 35242 (205) 969-3755 NYSE: MPT MPT.com Charles Lambert Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2026 6